SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 5, 2002

FORWARD AIR CORPORATION

(Exact name of registrant as specified in its charter)

Tennessee	000-22490	62-1120025

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer
Identification No.)

430 Airport Road
Greeneville, Tennessee	37745

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (423) 636-7000

Not Applicable

(Former name or former address, if changed since last report)

Item 7. Financial Statements, Pro Forma Information and Exhibits.
Item 9. Regulation FD Disclosure
SIGNATURES
EXHIBIT INDEX
Certification by Scott M. Niswonger
Certification of Andrew C. Clarke

Item 7. Financial Statements, Pro Forma Information and Exhibits.

(a)  Not applicable.

(b)  Not applicable.

(c)  Exhibits:

(99.1)	Certification by Scott M. Niswonger pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

(99.2)	Certification of Andrew C. Clarke pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

Item 9. Regulation FD Disclosure

On November 5, 2002, our Chief Executive Officer and Chief Financial Officer submitted to the Securities and Exchange Commission certifications pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. These statements are filed as Exhibits 99.1 and 99.2.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FORWARD AIR CORPORATION

Date: November 5, 2002	By:	/s/ Andrew C. Clarke Andrew C. Clarke Chief Financial Officer and Senior Vice President

EXHIBIT INDEX

No.	Exhibit

99.1	Certification by Scott M. Niswonger pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

99.2	Certification of Andrew C. Clarke pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002